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                                                                   Exhibit 10.2


                                                                 EXECUTION COPY

                                                  For Discussion Purposes Only;
                                                              Not a Commitment;
                       Subject to IBM Credit's Internal Credit Approval Process




                         APPLIED DIGITAL SOLUTIONS, INC.
                            DIGITAL ANGEL SHARE TRUST

                              FORBEARANCE AGREEMENT

                         SUMMARY OF TERMS AND CONDITIONS
                                 MARCH 24, 2003


                This Summary of Terms and Conditions (the "Term Sheet") sets
                                                           ----------
forth the indicative terms and conditions of the Forbearance Agreement (the "Forbearance Agreement") among IBM Credit LLC, Applied Digital Solutions, Inc.,
 ---------------------
Digital Angel Share Trust and the other Loan Parties party to the Third Amended and Restated Credit Agreement, dated as of March 1, 2002 (as amended through the date hereof, the "Credit Agreement"), among IBM Credit LLC, Applied Digital
                  ----------------
Solutions, Inc., Digital Angel Share Trust and the other Loan Parties party thereto. Terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                THIS TERM SHEET DOES NOT CONSTITUTE A COMMITMENT OF IBM CREDIT TO LEND OR AN AGREEMENT OF IBM CREDIT TO PREPARE, NEGOTIATE, EXECUTE OR DELIVER SUCH A COMMITMENT.



1.       PARTIES TO FORBEARANCE AGREEMENT
         --------------------------------

Borrowers:                           Digital Angel Share Trust, a Delaware
                                     statutory business trust (in such capacity,
                                     the "Trust" and in its capacity as a
                                          -----
                                     Borrower, the "Tranche A Borrower"); and
                                                    ------------------

                                     Applied Digital Solutions, Inc., a Missouri
                                     corporation ("ADS" or the "Tranche B
                                                   ---          ---------
                                     Borrower").
                                     --------

Guarantors:                          Each of the Tranche B Borrower and its
                                     Subsidiaries (other than Digital Angel
                                     Corporation), as a guarantor for the
                                     Tranche A Borrower's obligations under
                                     the Tranche A Facility (as described below)
                                     (in such capacity, the "Tranche A
                                                             ---------
                                     Guarantors"); and
                                     ----------

                                     The Tranche A Borrower, as a guarantor for
                                     the Tranche B Borrower's obligations under
                                     the Tranche B Facility (as described below)
                                     (in such capacity, the "Tranche B
                                                             ---------
                                     Guarantor"; together with
                                     ---------


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                                     the Tranche A Guarantors, the
                                     "Guarantors").
                                      ----------

Lender:                              IBM Credit LLC, a Delaware limited
                                     liability company ("IBM Credit").
                                                         ----------


2.       FORBEARANCE PROVISIONS
         ----------------------
Forbearance:                         Notwithstanding the occurrence and
                                     continuance of the Specified Events of
                                     Default (as defined below), subject to the terms and conditions hereof and of the Forbearance Agreement, IBM Credit will agree to forbear, during the Forbearance
                                     Period, from the exercise of any or all
                                     rights and remedies under the Credit
                                     Agreement, the other applicable
                                     Restructuring Documents and applicable law solely in respect of the Specified Events of Default; it being understood that the foregoing is not and shall not be construed as an amendment, waiver or modification of the Credit Agreement except as expressly provided herein and in the Forbearance
                                     Agreement.

Forbearance Period:                  The period beginning on the Effective
                                     Date (as defined below) and ending on
                                     the Termination Date (as defined below).

Specified Events of Default:         "Specified Events of Default"  are:
                                      ---------------------------
                                     (i) the Events of Default occurring and
                                     continuing under Section 8.1(A) of the
                                     Credit Agreement as a result of the
                                     Borrowers' failure to pay to IBM Credit in immediately available funds the amounts due and payable in accordance with Section
                                     2.3(B) and 2.4(B), respectively, of the
                                     Credit Agreement or, alternatively, forty percent (40%) of the original principal amount of the Loans and interest and expenses ($46,228,415.89) due and payable since February 28, 2003, in accordance with Section 2.8 of the Credit Agreement and IBM Credit's letter to the Borrowers, dated March 3, 2003 and (ii) any Events of Default existing on the date hereof which IBM Credit is aware of (including the Events of Default resulting from the failure to comply with the financial conditions covenants set forth in
                                     Section 7.1 of the Credit Agreement for
                                     the applicable period ending December 31,
                                     2002).

                                     In the Notice of Default, dated March 6,
                                     2003, IBM Credit notified the Borrowers and the other Loan Parties of the Specified Events of Default and that all Obligations are immediately due and payable in accordance with Section 8.2 of the Credit Agreement.

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                                     All the Loans and other Obligations remain
                                     outstanding and continue to be due and
                                     payable.

Termination Date:                    The earlier to occur of (i) the date
                                     on which the Loans and other Obligations are repaid in full or otherwise satisfied under "Payment Provisions" or (ii) a Termination Event.

Termination Events:                  The occurrence of any of the following
                                     events is a "Termination Event": (i)
                                                  -----------------
                                     failure of ADS to be cash flow positive on a consolidated operational basis (excluding
                                     Digital Angel) at all times on and after the 30-day anniversary of the Effective
                                     Date; or (ii) failure to deliver the Budget
                                     (as defined below) to IBM Credit within
                                     one (1) Business Day of the date when due in form and substance satisfactory to IBM
                                     Credit; or (iii) the filing of any ADS or Digital Angel shareholder lawsuit deemed to be material, as determined by IBM Credit in its sole and absolute discretion, or any lawsuit by or on behalf of ADS or Digital
                                     Angel or any other Loan Party against the Tranche A Borrower, IBM Credit, IBM or any
                                     Affiliate thereof; or (iv) the occurrence of an Event of Default other than a Specified Event of Default after the date hereof or an Event of Default existing on or prior to the date hereof and continuing after the date hereof which IBM Credit is not aware of; or (v) failure to repay the Loans when due as set forth under "Payment Provisions" below (subject to the exercise of purchase rights set forth under "Purchase Rights" thereunder); or
                                     (vi) breach of any other covenant or
                                     agreement set forth herein or in the
                                     Forbearance Agreement and the
                                     Restructuring Documents.

3.       PAYMENT PROVISIONS
         ------------------

Repayment:                           The Tranche A Loan must be repaid in full
                                     no later than September 30, 2003 provided
                                                                      --------
                                     that all but $3 million of the Tranche A
                                     Loan (the "Tranche A Deficiency Amount")
                                                ---------------------------
                                     will be deemed to be paid in full on such date if less than the full amount of the Tranche A Loan is repaid but all of the net cash proceeds of the Digital Angel
                                     Share Sale (as defined below) on terms
                                     satisfactory to IBM Credit are applied to the repayment of the Tranche A Loan. The
                                     Tranche A Deficiency Amount (if any) must be repaid no later than March 31, 2004.

                                     The Tranche B Loan must be repaid in full no later than March 31, 2004. All legal fees incurred by IBM Credit as set forth in "Expenses" will be capitalized as additional principal under the Tranche B Loan. From and after the date of this Term Sheet, the

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                                     Tranche B Loan will bear interest at seven
                                     percent (7%) per annum.

Purchase Rights:                     The Loans may be purchased by or on behalf
                                     of the Borrowers as follows:

                                     1. The Loans and all the other Obligations may be purchased on or before June 30, 2003 for $30 million cash.

                                     2. The Loans and all the other Obligations may be purchased on or before September 30, 2003 for $50 million cash.

                                     3. Notwithstanding anything to the contrary stated above, the Tranche A Loan may be purchased on or before September 30, 2003 for $40 million cash with an additional $10 million cash payment in respect of the Tranche A Deficiency Amount and the Tranche B Loan due on or before December 31, 2003. Payment of $50 million in aggregate by the date set forth above shall constitute satisfaction of the Obligations.

4.       DIGITAL ANGEL SHARE SALE    The following conditions must be satisfied
         ------------------------    in respect of the sale under the Trust
                                     Agreement of the Digital Angel shares held
                                     by the Trust (the "Digital Angel Share
                                                        -------------------
                                     Sale"). Such engagement will include
                                     ----
                                     provision of a fairness opinion, if
                                     requested by the Trust.

                                     1. Promptly, and in any event within 30
                                     days of the Effective Date, the Trust shall
                                     engage an investment bank (the "Investment
                                                                     ----------
                                     Bank") reasonably acceptable to IBM Credit
                                     ----
                                     to conduct the Digital Angel Share Sale.

                                     2. The Investment Bank fee structure will be on customary terms and based upon the success of the Digital Angel Share Sale, such fees to be reasonably acceptable to IBM Credit. IBM Credit will not be required to indemnify the Investment Bank.

                                     3. Within 30 days of the Effective Date, the Investment Bank will have prepared and delivered to IBM Credit, the Trust and ADS a report, in form and substance satisfactory to IBM Credit in its reasonable discretion, in respect of the Digital Angel Share Sale process (including, without limitation, a timetable to conduct such sale, the persons responsible for managing such process, the parameters of the expected transaction terms and the Investment Bank's expected range of proceeds). Any Digital Angel Share Sale must be consummated without any indemnification claims or contingencies against the proceeds.

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                                     4. (a) Unanimous written consent of the
                                     Advisory Board Members (as defined in the
                                     Trust Agreement) approving pursuit of the Digital Angel Share Sale on the terms proposed by the Investment Bank will have been delivered to IBM Credit. Upon such approval, the Trust will diligently and expeditiously pursue the Digital Angel Share Sale consistent with its obligations under the Trust Agreement.


                                        (b) Other required consents to the
                                     Digital Angel Share Sale (including any
                                     consents required under the Digital
                                     Angel/Wells Fargo Credit Agreement, dated as of October 30, 2002) will have been obtained.

                                     5. Digital Angel will agree to cooperate
                                     (including, without limitation, assisting and preparation of road show materials and making senior management of Digital Angel available to participate in meetings with any prospective investors in a road show) with the Investment Bank and the Trust to facilitate the Digital Angel Share Sale.

                                     6. All proceeds of the Digital Angel Share
                                     Sale will be applied to the Loans and other
                                     Obligations to the extent required under the "Repayment" paragraph of the "Payment Provisions" section above.


5.       CASH COLLATERAL
         ---------------

Budget: On a weekly basis, IBM Credit will receive a detailed budget (the "Budget") in respect
                                                             ------
                                     of each operating company of ADS (including
                                     Digital Angel,  SysComm and Computer
                                     Equity) on both a consolidated and an
                                     entity-by-entity basis. The Budget will be provided to IBM Credit on a rolling 13-week basis itemizing all revenues projected to be received and all expenses proposed to be made in the ordinary course of business of such entities, such as expenses incurred or payable in respect of vendors, materialmen and payroll (it being expressly understood by the parties hereto that any legal and other professional fees (including, without limitation, retainers and expenses incurred or paid) in connection with a defense of any shareholder suit are not ordinary course business expenses) during such periods and other cash flow and financial projections, all in form and substance satisfactory to IBM Credit in its reasonable discretion.

Deposit Accounts:                    Collateral consisting of collected funds
                                     deposited (whether directly or transmitted from lockboxes) in Deposit Accounts shall remain subject to the control of IBM Credit in accordance with the


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                                     Contingent Blocked Account Agreement or
                                     the other Deposit Account Control
                                     Agreements, as applicable (including,
                                     without limitation, any Deposit Account
                                     and related Deposit Account Control
                                     Agreement replacing or in substitution of
                                     the Contingent Blocked Account Agreement
                                     and the Deposit Accounts thereunder) (such
                                     Collateral, the "Cash Collateral").
                                                      ---------------

Usage:                               IBM Credit will make available Cash
                                     Collateral from the Deposit Accounts to
                                     ADS to pay expenses of ADS and its
                                     Subsidiaries (excluding Digital Angel and
                                     SysComm) in accordance with the Budget.
                                     The Budget (excluding the budget in respect
                                     of Digital Angel and SysComm) may be
                                     adjusted on a week-to-week basis by an
                                     amount equal to 10% of permitted
                                     expenditures in the aggregate (the
                                     "Maximum Adjustment Amount") provided that
                                      -------------------------   --------
                                     no single line item for permitted
                                     expenditures in the Budget may be adjusted on a week-to-week basis by an amount in excess of 20% of the Maximum Aggregate Adjustment Amount.

6.       OTHER COLLATERAL            Tranche A Facility: The Borrowers and the
         ----------------            ------------------
                                     other Loan Parties hereby confirm and
                                     reaffirm that the Tranche A Facility and the Obligations will continue to be secured by a perfected first priority security interest in the Digital Angel shares held by the Trust for the benefit of IBM Credit up to the aggregate amount of the outstanding Tranche A Loan and Tranche B
                                     Loan.

                                     Tranche B Facility: The Borrowers and the
                                     ------------------
                                     other Loan Parties hereby confirm and
                                     reaffirm that the Tranche B Facility and the Obligations will continue to be secured by a perfected, first priority security interest in (i) substantially all the assets of the Tranche B Borrower and its Subsidiaries, excluding the assets of Digital Angel or its Subsidiaries, (ii) all Capital Stock in Subsidiaries and other investments held by the Tranche B Borrower, and (iii) any notes or other securities held by the Tranche B Borrower in connection with the sale of assets or investments.

                                     The Borrowers and the other Loan Parties hereby confirm and reaffirm that they will take all necessary or reasonably desirable actions to maintain and preserve IBM Credit's prior perfected security interest in the Collateral (including, without limitation, in respect of any Collateral consisting of Deposit Accounts pursuant to any replacement or substitute cash management system or arrangement).

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7.       CERTAIN CONDITIONS          The Forbearance Agreement will be effective
         ------------------          on the date (the "Effective Date") on which
                                                       --------------
                                     all of the following conditions precedent to the Forbearance Agreement are satisfied
                                     (such date to occur on or before March 31, 2003):

                                     (a) IBM Credit shall have received a copy of the Forbearance Agreement, all the material terms of which shall be substantially the same as the material terms set forth in this Term Sheet and otherwise in form and substance satisfactory to IBM Credit, duly executed by the parties thereto.

                                     (b) IBM Corporation ("IBM") and IBM Credit
                                                           ---
                                     shall have received releases from each of
                                     ADS (on behalf of itself and its officers
                                     and directors), Digital Angel, the other
                                     Loan Parties, Richard Sullivan (in all
                                     capacities relating to the Restructuring
                                     Documents), Jerome Artigliere, Garrett
                                     Sullivan and the Advisory Board Members (as
                                     defined in the Trust Agreement)
                                     (collectively, the "Releasing Parties")
                                                         -----------------
                                     satisfactory to IBM and IBM Credit forever releasing and discharging IBM and IBM Credit or any affiliate thereof, together with their past and present officers, directors, stockholders, employees, subsidiaries, affiliates, related companies, predecessors, successors, assigns, agents, trustees, attorneys, or other representatives and each of them from all actions, causes of action, proceedings, charges, complaints, claims, demands, damages, costs, liabilities, agreements, and obligations of every kind, which they have ever had, now have or may have in the future in respect of any matter under, arising out of or relating to the Restructuring Documents, this Term Sheet, the Forbearance Agreement and the Lawsuit (as defined below). Such releases shall contain covenants not to sue IBM Credit, IBM or any affiliate thereof in respect of any matter under, arising out of or relating to the Restructuring Documents, this Term Sheet and the Forbearance Agreement and the Lawsuit. Such releases shall be duly authorized by all organizational action (including Board resolutions) as applicable, executed and delivered by each of the Releasing Parties.

                                     (c) The Advisory Board Members (as defined in the Trust Agreement) will be satisfactory to IBM Credit and duly authorized by all applicable organizational action of the Trust (including applicable resolutions).

                                     (d) The Advisory Board and Digital Angel shall have agreed in writing that IBM Credit is a third party beneficiary in the Digital Angel Share Sale process.

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                                     (e) Each of ADS, Digital Angel, the
                                     Advisory Board, the Trust and the other
                                     Loan Parties shall have taken all necessary organizational action (including applicable applicable Board resolutions) authorizing the transactions contemplated by this Term Sheet and the Forbearance Agreement (including, without limitation, any releases and the Digital Angel Share Sale).

                                     (f) ADS shall have delivered to IBM Credit an initial Budget, satisfactory in form and substance to IBM Credit in its reasonable discretion.

                                     (g) ADS shall take any actions requested by IBM Credit to enable IBM Credit to continue its "control" of Deposit Accounts.


8.       CERTAIN ADDITIONAL COVENANTS
         ----------------------------

DISMISSAL OF LAWSUIT:                ADS WILL CAUSE THE LAWSUIT, INITIALLY
                                     FILED ON MARCH 7, 2003, AS CASE NO.
                                     CA 03-02512AE IN THE FIFTEENTH JUDICIAL
                                     CIRCUIT IN AND FOR PALM BEACH COUNTY,
                                     FLORIDA AND REMOVED TO THE SOUTHERN
                                     DISTRICT OF FLORIDA, CASE NO. 03-80186-
                                     CIV-PAINE ON MARCH 12, 2003 (THE
                                     "LAWSUIT"), TO BE DISMISSED WITH PREJUDICE
                                      -------
                                     WITHIN ONE (1) BUSINESS DAY OF EXECUTION
                                     OF THIS TERM SHEET BY THE PARTIES HERETO.

Press Releases:                      ADS and the other applicable Loan Parties
                                     will deliver to IBM Credit prior to
                                     the issuance thereof, any press releases relating to the transactions contemplated hereby (including, without limitation, the
                                     Digital Angel Share Sale). IBM Credit will review such press releases solely for accuracy of the transactions contemplated hereby. The Borrowers will have sole liability in respect of any such press releases.

9.       ASSIGNMENTS                 IBM Credit may assign its Loans and other
         -----------                 Obligations to any affiliate or any other
                                     Person; provided that such Person agrees to
                                             --------
                                     be bound by the terms of the Forbearance
                                     Agreement.

10.      EXPENSES                    Each Borrower and each other Loan Party
         --------                    agrees to pay and reimburse IBM Credit for
                                     all its reasonable costs and expenses
                                     incurred in connection with the preparation and delivery of this Term Sheet, the Digital Angel Share Sale and the
                                     Forbearance Agreement,

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                                     including, without limitation, the
                                     reasonable fees and disbursements of Jones
                                     Day, counsel to IBM Credit, and the
                                     reasonable fees and costs and expenses of the Investment Bank. Each Borrower and each other Loan Party further agree to pay all reasonable costs and expenses incurred in connection with the Digital Angel Share Sale (including, without limitation, the reasonable fees and disbursements of the Investment Bank and Jones Day, counsel to IBM Credit) regardless of any purchase of the Loans and other Obligations under "Payment Provisions - Purchase Rights." Legal fees will be payable in accordance with the provisions of "Payment Provisions - Repayment."

11.      INDEMNIFICATION             Each Borrower and each other Loan Party
         ---------------             hereby agree to indemnify and hold
                                     harmless IBM, IBM Credit and their
                                     respective officers, directors,
                                     consultants, advisors, agents and assigns
                                     (collectively, the "Indemnified Persons")
                                                         -------------------
                                     against all losses, claims, damages,
                                     liabilities or other expenses (including
                                     reasonable attorneys' fees and court costs
                                     now or hereinafter arising from the
                                     enforcement of this Term Sheet and the
                                     Forbearance Agreement and the
                                     documentation relating hereto, the
                                     "Losses") to which any of them may become
                                      ------
                                     subject insofar as such Losses arise out of or are based upon any event, circumstance or condition (a) occurring or existing on or before the date of this Term Sheet and the Forbearance
                                     Agreement relating to any financing
                                     arrangements IBM Credit may from time to time have with (i) such Borrower, (ii) any Person that shall be acquired by such Borrower or (iii) any Person that such Borrower may acquire all or substantially all of the assets of, or (b) directly or indirectly relating to the execution, delivery or performance of this Term
                                     Sheet and the Forbearance Agreement or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral or to any act or omission of the Borrower in connection therewith. Such indemnification will include any Losses arising out of or relating to any press releases as described under "Certain Additional Covenants - Press
                                     Releases." Notwithstanding the
                                     foregoing, a Loan Party shall not be
                                     obligated to indemnify IBM or IBM Credit for any Losses incurred by IBM or IBM
                                     Credit which are a result of IBM's or IBM
                                     Credit's gross negligence or willful
                                     misconduct. The indemnity provided herein shall survive the termination of this Term
                                     Sheet and the Forbearance Agreement
                                     and shall be in addition to the indemnity provisions set forth in Section 9.2 of the Credit Agreement.

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12.      COUNTERPARTS                This Term Sheet may be executed by one
         ------------                or more of the parties to this Term Sheet
                                     on any number of separate counterparts
                                     (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Term Sheet signed by the parties hereto shall be delivered to each Borrower and IBM Credit.

13.      GOVERNING LAW               THIS TERM SHEET AND THE RIGHTS AND
         -------------               OBLIGATIONS OF THE PARTIES UNDER THIS TERM
                                     SHEET SHALL BE GOVERNED BY, AND
                                     CONSTRUED AND INTERPRETED IN ACCORDANCE
                                     WITH, THE LAW OF THE STATE OF NEW YORK
                                     INCLUDING WITHOUT LIMITATION SECTION 5-1401
                                     OF THE NEW YORK GENERAL OBLIGATIONS LAW.

14.      LIMITATION OF TRUSTEE       It is expressly understood and agreed by
         ---------------------       the parties that (a) this document
         LIABILITY                   is executed and delivered by Wilmington
         ---------                   Trust Company, not individually or
                                     personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and
                                     (d) under no circumstances shall Wilmington
                                     Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Term Sheet or any other related documents.

15.      INTERPRETATION
         --------------

Continuing Effect of the             The Borrowers and each other Loan Party
Credit Agreement:                    hereby acknowledge and agree that the
                                     Credit Agreement shall continue to be
                                     and shall remain unchanged and in full
                                     force and effect in accordance with its


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                                     terms, except as expressly modified hereby
                                     and by the Forbearance Agreement.

No Limitation on Remedies after      The Borrowers and each Loan Party hereby
Forbearance Period:                  acknowledge  and agree that, at the end of
                                     the Forbearance Period, the provisions
                                     hereof and of the Forbearance Agreement
                                     shall become of no force and effect and
                                     IBM Credit shall be free, in accordance
                                     with the Credit Agreement and the other
                                     Restructuring Documents, to exercise and enforce, or to take steps to exercise and enforce, all rights, powers, privileges and remedies available to them under the Credit Agreement, any other Restructuring
                                     Document or applicable law on account
                                     of the Specified Events of Default (or any other Default or Event of Default) as if the Forbearance Agreement had not been entered into by the parties hereto.

RESERVATION OF RIGHTS:               NOTWITHSTANDING ANYTHING CONTAINED IN THIS
                                     TERM SHEET OR THE FORBEARANCE AGREEMENT TO
                                     THE CONTRARY, THE BORROWERS AND EACH
                                     OTHER LOAN PARTY ACKNOWLEDGE THAT IBM
                                     CREDIT DOES NOT WAIVE, AND EXPRESSLY
                                     RESERVES, THE RIGHT TO EXERCISE, AT ANY
                                     TIME DURING THE FORBEARANCE PERIOD, ANY
                                     AND ALL OF ITS RIGHTS AND REMEDIES UNDER
                                     (A) THE CREDIT AGREEMENT, ANY OTHER
                                     RESTRUCTURING DOCUMENT AND APPLICABLE LAW
                                     IN RESPECT OF THE SPECIFIED EVENTS OF
                                     DEFAULT AGAINST ANY PERSON OTHER THAN THE
                                     BORROWERS OR ANY SUCH LOAN PARTY AND
                                     (B) THE CREDIT AGREEMENT, ANY OTHER
                                     RESTRUCTURING DOCUMENT AND APPLICABLE LAW
                                     IN RESPECT OF ANY DEFAULT OR EVENT OF
                                     DEFAULT OTHER THAN THE SPECIFIED EVENTS OF
                                     DEFAULT.

16.    CONSENT                       Notwithstanding any provisions to the
       -------                       contrary in the Credit Agreement, IBM
                                     Credit hereby agrees to consent to the buy out by ADS of the respective Employment
                                     Agreements of each respective Employee
                                     with ADS common stock with a current market value not to exceed the required buyout amount under the applicable
                                     Employment Agreement.


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                IN WITNESS WHEREOF, each of IBM Credit, each Borrower, each
Guarantor and each other Loan Party hereto has read this entire Term Sheet, and has caused their respective authorized representatives to execute this Term Sheet and has caused its corporate seal, if any, to be affixed hereto as of the date first written above.

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
IBM CREDIT CORPORATION,                                      APPLIED DIGITAL SOLUTIONS, INC.,
as Lender                                                    as Tranche B Borrower and Tranche A Guarantor

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


DIGITAL ANGEL SHARE TRUST,                                   ADS MONTEREY, INC.
as Tranche A Borrower and Tranche B Guarantor

By:    Wilmington Trust Company, not in its                  By: _________________________________________________
       individual capacity but solely as Trustee
                                                             Name:
By: ___________________________________________________
                                                             Title:
Name:           Wilmington Trust Company

Title:          Trustee


ADVANCED POWER SOLUTIONS, INC.                               THE AMERICOM GROUP, INC.


By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:



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


APPLIED DIGITAL SOLUTIONS FINANCIAL CORP.                   BALVA FINANCIAL CORPORATION


By: ___________________________________________________     By: __________________________________________________

Name:                                                       Name:

Title:                                                      Title:


COMPUTER EQUITY CORPORATION                                 DIGITAL ANGEL CORPORATION

By: ___________________________________________________     By: _________________________________________________

Name:                                                       Name:

Title:                                                      Title:


DIGITAL ANGEL HOLDINGS, LLC                                 FEDERAL CONVENTION CONTRACTORS, INC.

By: ___________________________________________________     By: _________________________________________________

Name:                                                       Name:

Title:                                                      Title:


FEDERAL SERVICES, INC.                                      GOVERNMENT TELECOMMUNICATIONS, INC.

By: ___________________________________________________     By: _________________________________________________

Name:                                                       Name:

Title:                                                      Title:


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

INFORMATION TECHNOLOGY SERVICES, INC.                        INFOTECH USA, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


PDS ACQUISITION CORP.                                        PERIMETER ACQUISITION CORP.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


PRECISION POINT CORPORATION                                  SYSCOMM INTERNATIONAL CORPORATION

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name: Anat Ebenstein

Title:                                                       Title: President


U.S. ELECTRICAL PRODUCTS CORP.                               VERICHIP CORPORATION

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


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

WEBNET SERVICES, INC.                                        ACT COMMUNICATIONS INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


ACT-GFX CANADA, INC.                                         ADS BAY AREA, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


ADSI TELECOMM SERVICES, INC.                                 ADSI TELECOMM SERVICES OF MARYLAND, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


ADVANCED TELECOMM OF MARYLAND, INC.                          ADVANCED TELECOMM OF PITTSBURGH

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:

ADVANCED TELECOMMUNICATIONS, INC.                            APPLIED DIGITAL ORACLE PRACTICE, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


ARJANG, INC.                                                 BLUE STAR ELECTRONICS, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


BOSTEK, INC.                                                 CYBERTECH STATION, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


ELITE COMPUTER SERVICES, INC.                                INDEPENDENT ACQUISITION, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:

INTELLESALE, INC.                                            MICRO COMPONENTS INTERNATIONAL INCORPORATED

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


NEIRBOD CORP.                                                NORCOM RESOURCES INCORPORATED

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


PIZARRO RE-MARKETING, INC.                                   SERVICE TRANSPORT COMPANY

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:


TELEDATA CONCEPTS, INC.                                      WYR, INC.

By: ___________________________________________________      By: _________________________________________________

Name:                                                        Name:

Title:                                                       Title:

Acknowledged and agreed:

--------------------------------------------
Richard Sullivan



--------------------------------------------
Garrett Sullivan



--------------------------------------------
Jerome Artigliere
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